                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 23, 1999
                                                    --------------------------


                                Multex.com, Inc.
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                   333-75121            22-3253344
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)         File Number)         Identification No.)


100 William Street, 6th Floor, New York, New York           10038
------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code    (212) 859-9800
                                                    --------------------------


                                 Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2    ACQUISITION OF ASSETS
------    ---------------------

     On September 23, 1999, Multex.com, Inc. (the "Registrant") acquired Market Guide Inc., a New York corporation ("Market Guide"), pursuant to a merger whereby the Registrant issued one share of Registrant's common stock in exchange for each share of common stock of Market Guide outstanding immediately prior to the consummation of the transaction, and the Registrant assumed Market Guide's outstanding stock options based on such exchange ratio. A copy of the Agreement and Plan of Merger and Reorganization is attached hereto as Exhibit 2.1 and
                                                            -----------
incorporated herein by reference. The amount of such consideration was determined based upon arm's-length negotiations between Multex.com and Market Guide. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. The transaction was consummated pursuant to the approval of the stockholders of Market Guide and the Registrant.

          Copies of the press releases issued by the Registrant on September 22, 1999 and September 24, 1999 concerning the foregoing transaction are attached hereto as Exhibit 20.1 and Exhibit 20.2, respectively, and incorporated herein
          ------------     ------------
by reference.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     Incorporated by reference to the Financial Statements and Financial Schedules of Market Guide Inc. included in Registrant's Registration Statement on Form S-4 (File No. 333-85543).

     (b) Pro Forma Financial Information.
         -------------------------------

     To be filed subsequent to this report.

     (c)  Exhibits.  The following documents are filed as exhibits to this
          --------   report:

          2.1 Agreement and Plan of Merger and Reorganization dated as of June 23, 1999 by and among Multex.com, Inc., Merengue Acquisition Corp. and Market Guide Inc. (incorporated by reference to Exhibit 2.1 of Registrant's Registration Statement on Form S-4 (File No. 333-85543)).

          20.1 Press Release of Registrant, dated September 22, 1999, announcing approval of Registrant's acquisition of Market Guide by shareholders of both Registrant and Market Guide.

          20.2 Press Release of Registrant, dated September 24, 1999, announcing the closing of Registrant's acquisition of Market Guide.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTEX.COM, INC.

                                    /s/ Philip Scheps
                                    -----------------
Date: October 6, 1999               Philip Scheps
                                    Secretary

                                 Exhibit Index
                                 -------------


          Exhibit

          2.1 Agreement and Plan of Merger and Reorganization dated as of June 23, 1999 by and among Multex.com, Inc., Merengue Acquisition Corp. and Market Guide Inc. (incorporated by reference to Exhibit 2.1 of Registrant's Registration Statement on Form S-4 (File No. 333-85543)).

          20.1 Press Release of Registrant, dated September 22, 1999, announcing approval of Registrant's acquisition of Market Guide by shareholders of both Registrant and Market Guide.

          20.2 Press Release of Registrant, dated September 24, 1999, announcing the closing of Registrant's acquisition of Market Guide.